8952497.4 FIRST AMENDMENT TO CREDIT AGREEMENT This FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) is made and entered into as of June 28, 2017, among HERITAGE- CRYSTAL CLEAN, LLC, an Indiana limited liability company (the “Borrower”), HERITAGE-CRYSTAL CLEAN, INC., a Delaware corporation (“Holdings”), each Subsidiary of the Borrower from time to time party to the Credit Agreement referred to below (collectively with Holdings, the “Guarantors”; and the Guarantors together with the Borrower, the “Loan Parties”), each lender from time to time party to such Credit Agreement (collectively, the “Lenders” and individually, each a “Lender”), and BANK OF AMERICA, N.A., as the Administrative Agent (the “Agent”). WHEREAS, the Borrower, the other Loan Parties, the Lenders and the Agent are party to that certain Credit Agreement, dated as of February 21, 2017 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein; WHEREAS, the Loan Parties and the Required Lenders have agreed to make certain amendments and updates to the Credit Agreement on the terms and subject to the conditions set forth herein; NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This First Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. 2. Amendments to Section 7.05 (Dispositions) of the Credit Agreement. Section 7.05 of the Credit Agreement is hereby amended as follows: (a) Clause (f) of Section 7.05, is hereby deleted in its entirety and replaced with the following: “(f) Other Dispositions, provided that the fair market value of such Dispositions, individually and/or in the aggregate, shall not exceed 5.0% of the value of the consolidated total assets of Holdings and its Subsidiaries (as determined by reference to the most recent fiscal year end consolidated balance sheet of Holdings and its Subsidiaries delivered to the Administrative Agent pursuant to Section 6.01(a)) in any fiscal year.” 3. Conditions to Effectiveness. This First Amendment shall be deemed effective when (i) the Agent shall have received counterpart signature pages to this First

2 8952497.4 Amendment duly executed and delivered by the Borrower, each other Loan Party and the Required Lenders, and (ii) arrangements completely satisfactory to the Agent shall have been made for the payment at closing of all fees and expenses incurred in connection with this First Amendment (including the fees and expenses of counsel for the Agent) to the extent invoiced on or prior to the date hereof. 4. Representations and Warranties. The Borrower and each other Loan Party jointly and severally represents and warrants to the Agent and the Lenders as follows: (a) The execution, delivery and performance of this First Amendment (i) are within the authority of each of the Loan Parties, (ii) have been duly authorized by all necessary corporate proceedings by each of the corporate Loan Parties, and by all necessary proceedings by the managers or members (as required) by each of the limited liability company Loan Parties, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which any of the Loan Parties is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Loan Parties so as to materially adversely affect the assets, business or any activity of the Loan Parties, and (iv) do not conflict with any provision of the corporate charter, articles of incorporation or bylaws of the corporate Loan Parties, the articles of organization or operating agreements of the limited liability company Loan Parties, or any agreement or other instrument binding upon any of the Loan Parties. (b) The execution, delivery and performance of this First Amendment will result in valid and legally binding obligations of the Loan Parties enforceable against them in accordance with the terms and provisions hereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief or other equitable remedy is subject to the discretion of the court before which any proceeding therefor may be brought. (c) The execution, delivery and performance by the Loan Parties of this First Amendment do not require any approval or consent of, or filing with, any third party or governmental agency or authority. (d) The representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof, after giving effect to this First Amendment, as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date. For purposes of this Paragraph 5(d), the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) of the Credit Agreement. (e) Both before and after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

3 8952497.4 5. No Waiver. Nothing contained herein shall be deemed to (i) constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or, except as expressly provided herein, to otherwise modify any provision of the Credit Agreement or other Loan Document, or (ii) give rise to any defenses or counterclaims to any Lender’s right to compel payment of the Obligations when due or to otherwise enforce its rights and remedies under the Credit Agreement and the other Loan Documents. 6. Ratification, etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents, all documents, instruments and agreements related thereto and the Obligations are hereby ratified and confirmed in all respects and shall continue in full force and effect. This First Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this First Amendment. 7. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. 8. Counterparts; Etc. This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Any counterpart signed by all parties may be introduced into evidence in any action or proceeding without having to produce or account for the other counterparts. Likewise, the existence of this First Amendment may be established by the introduction into evidence of counterparts that are separately signed, provided they are otherwise identical in all material respects. This First Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission in which the actual signature is evident, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto or thereto shall re- execute original forms hereof and deliver them to all other parties. No party hereto shall raise the use of a facsimile machine or other electronic transmission in which the actual signature is evident to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other electronic transmission in which the actual signature is evident as a defense to the formation of a contract and each party forever waives such defense. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

SAV.TECH SOLVENT INC., as a Guarantor By: Name: Title: MIRACHEM, LLC, asa //¿By: Name: Title: lc I Zz" [Signatures continued on following pages] fSignature Page to First Amendment to Credit Agreement (BOA-HCCI)I